UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 13, 2024
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Acutus Medical, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39430	45-1306615
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2210 Faraday Ave., Suite 100 Carlsbad, CA		92008
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (442) 232-6080
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	AFIB	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 13, 2024, Acutus Medical, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). The Company’s definitive proxy statement for the Annual Meeting was filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 25, 2024 and describes in detail both of the two proposed voting matters (the “Proposals”) submitted to the Company’s stockholders at the Annual Meeting. The final results for the votes cast with respect to each Proposal are set forth below.

As of April 15, 2024, the record date of the Annual Meeting, there were 29,721,542 outstanding shares of the Company’s common stock. At the Annual Meeting, a quorum of 17,339,487 shares of the Company’s common stock were represented in person or by proxy.

Proposal 1

The stockholders elected each of John Sheridan and Niamh Pellegrini, as a Class I director to hold office until the 2027 Annual Meeting of Stockholders, and in each case until their respective successors are duly elected and qualified, by the following vote:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
John Sheridan	7,107,884	540,920	9,690,683
Niamh Pellegrini	7,063,972	584,832	9,690,683

Proposal 2

The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 by the following vote:

Votes For	Votes Against	Abstentions

16,567,457 674,776 97,254

No other items were presented for stockholder approval at the Annual Meeting.

Item 9.01.    Financial Statements and Exhibits.
(d)Exhibits

Exhibit Number	Description
104.0	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Acutus Medical, Inc.

Date: June 14, 2024	By:	/s/ Takeo Mukai
Takeo Mukai
Chief Executive Officer & Chief Financial Officer
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